UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2021

New You, Inc.

(Exact name of the registrant as specified in its charter)

Nevada	000-52668	26-3062661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6351 Yarrow Drive, Ste E, Carlsbad, California 92011

(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: 800-260-9062

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
None	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

The purpose of this Amendment No. 1 (the “Amendment”) on Form 8-K/A to New You, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 7, 2021 (the “Form 8-K”) is to include Exhibits 99.1 and 99.2.

No other changes have been made to the Form 8-K. This Amendment speaks as of the original filing date of the Form 8-K, as amended, does not reflect events that may have occurred subsequent to the original filing date and does not modify or update in any way disclosures made in the Form 8-K, except as otherwise set forth above.

2

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Audited Financial Statements of ST Brands, Inc. for the periods ended December 31, 2020 and 2019
99.2	Pro Forma Financial Information

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

New You, Inc.

Date: September 22, 2021	By:	/s/ Ray Grimm, Jr.
Ray Grimm, Jr.
Chief Executive Officer

4